TRANSAMERICA CLASSIC® VARIABLE ANNUITY

TRANSAMERICA CATALYSTSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA-6

Supplement Dated October 26, 2018

to the

Prospectus dated May 1, 2001

Effective on or about November 1, 2018, based on changes to the underlying fund portfolio, the following changes apply:

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD PORTFOLIO NAME	NEW PORTFOLIO NAME	OLD SUBADVISOR	NEW SUBADVISOR
TA Aegon Government Money Market	TA BlackRock Government Money Market	Transamerica Aegon Government Money Market VP	Transamerica BlackRock Government Money Market VP	AEGON USA Investment Management, LLC	BlackRock Investment Management, LLC

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Classic®/CatalystSM Variable Annuity dated May 1, 2001